MORGAN STANLEY Financial Supplement - 1Q2005 Table of Contents

Page #

1	Quarterly Financial Summary
2	Quarterly Consolidated Income Statement
3	Quarterly Consolidated Financial Information and Statistical Data
4	Quarterly Institutional Securities Income Statement
5-6	Quarterly Institutional Securities Financial Information and Statistical Data
7	Quarterly Individual Investor Group Income Statement
8	Quarterly Individual Investor Group Financial Information and Statistical Data
9	Quarterly Investment Management Income Statement
10	Quarterly Investment Management Financial Information
11	Quarterly Consolidated Assets Under Management or Supervision
12	Quarterly Credit Services Income Statement
13	Quarterly Credit Services Income Statement (Managed Loan Basis)
14	Quarterly Credit Services Financial Information and Statistical Data
15	Quarterly Intersegment Eliminations
16	Quarterly Inst’1. Securities, Individual Investor Group and Investment Mgmt. Combined Financial Information
17	Quarterly Credit Services Financial Information (Managed Loan Basis)
18	Quarterly Reconciliation of General Purpose Credit Card Loan Data
19	Quarterly Reconciliation of Managed Income Statement Data
20	Quarterly Reconciliation of Adjusted Assets
21	Legal Notice

MORGAN STANLEY Quarterly Financial Summary (unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04

Net revenues
Institutional Securities	$3,504	$3,947	$2,776	$2,836	$3,985	14%	41%
Individual Investor Group	1,211	1,209	1,124	1,071	1,238	2%	16%
Investment Management	642	690	692	714	696	8%	(3%)
Credit Services	958	879	897	900	996	4%	11%
Intersegment Eliminations	(74)	(75)	(64)	(72)	(69)	7%	4%

Consolidated net revenues	$6,241	$6,650	$5,425	$5,449	$6,846	10%	26%

Income before taxes(1)
Institutional Securities	$1,183	$1,135	$682	$1,097	$1,145	(3%)	4%
Individual Investor Group	166	132	22	51	353	113%	*
Investment Management	170	209	217	231	287	69%	24%
Credit Services	365	298	330	279	380	4%	36%
Intersegment Eliminations	29	29	31	29	24	(17%)	(17%)

Consolidated income before taxes	$1,913	$1,803	$1,282	$1,687	$2,189	14%	30%

Earnings per basic share:(2)
Income from continuing operations	$1.14	$1.13	$0.80	$1.11	$1.31	15%	18%
Discontinued operations	$—	$—	$(0.02)	$—	$0.01	*	*
Cumulative effect of accounting
change(3)	$—	$—	$—	$—	$0.05	*	*
Earnings per basic share	$1.14	$1.13	$0.78	$1.11	$1.37	20%	23%

Earnings per diluted share:(2)
Income from continuing operations	$1.11	$1.10	$0.78	$1.09	$1.29	16%	18%
Discontinued operations	$—	$—	$(0.02)	$—	$0.01	*	*
Cumulative effect of accounting
change(3)	$—	$—	$—	$—	$0.05	*	*
Earnings per diluted share	$1.11	$1.10	$0.76	$1.09	$1.35	22%	24%

Average common shares outstanding
Basic	1,078,718,046	1,082,211,511	1,081,448,663	1,076,221,276	1,069,097,162
Diluted	1,106,000,596	1,110,357,415	1,105,546,130	1,098,282,118	1,090,166,326
Period end common shares outstanding	1,097,652,112	1,098,127,106	1,096,707,183	1,087,087,116	1,103,263,369

Return on common equity	19.2%	18.4%	12.3%	17.4%	20.7%

———————————————
(1)

Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes, dividends on preferred securities subject to mandatory redemption and cumulative effect of accounting change.

(2)	Summation of the quarters' earnings per common share may not equal the annual amounts due to the averaging effect of the number of shares and share equivalents throughout the year
(3)	Represents the effects of the adoption of SFAS 123(R) in the first quarter of 2005.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
1

MORGAN STANLEY Quarterly Consolidated Income Statement Information (unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04

Investment banking	$829	$983	$783	$746	$821	(1%)	10%
Principal transactions:
Trading	1,832	2,064	695	934	1,850	1%	98%
Investments	29	191	125	167	117	*	(30%)
Commissions	868	846	733	817	824	(5%)	1%
Fees:
Asset management, distribution and admin.	1,093	1,132	1,111	1,076	1,178	8%	9%
Merchant, cardmember and other	337	306	349	326	308	(9%)	(6%)
Servicing	572	485	459	477	526	(8%)	10%
Interest and dividends	3,782	3,663	5,410	5,735	5,843	54%	2%
Other	133	130	189	142	174	31%	23%

Total revenues	9,475	9,800	9,854	10,420	11,641	23%	12%
Interest expense	2,972	2,950	4,189	4,748	4,660	57%	(2%)
Provision for consumer loan losses	262	200	240	223	135	(48%)	(39%)

Net revenues	6,241	6,650	5,425	5,449	6,846	10%	26%

Compensation and benefits	2,712	2,923	2,347	1,898	2,861	5%	51%
Occupancy and equipment	200	206	228	215	333	67%	55%
Brokerage, clearing and exchange fees	224	237	231	240	260	16%	8%
Information processing and communications	320	318	326	346	342	7%	(1%)
Marketing and business development	254	263	279	333	259	2%	(22%)
Professional services	318	356	400	475	380	19%	(20%)
Other	300	544	332	255	473	58%	85%
September 11th related insurance recoveries, net	0	0	0	0	(251)	*	*

Total non-interest expenses	4,328	4,847	4,143	3,762	4,657	8%	24%

Income from continuing operations before losses
from unconsolidated investees, taxes,
dividends on preferred securities subject to
mandatory redemption and cumulative
effect of accounting change	1,913	1,803	1,282	1,687	2,189	14%	30%
Losses from unconsolidated investees	93	81	77	77	73	(22%)	(5%)
Provision for income taxes	551	498	343	411	705	28%	72%
Div. on pref. sec. subject to mandatory redemption (1)	45	0	0	0	0	*	—

Income from continuing operations	1,224	1,224	862	1,199	1,411	15%	18%

Discontinued operations
Gain/(loss) from discontinued operations (including
loss on disposal of $42 million in 2004)	3	(1)	(42)	2	13	*	*
Income tax benefit/(provision)	(1)	0	17	(1)	(5)	*	*

Gain/(loss) on discontinued operations	2	(1)	(25)	1	8	*	*
Cumulative effect of accounting
change (2)	0	0	0	0	49	*	*

Net income	$1,226	$1,223	$837	$1,200	$1,468	20%	22%

Compensation and benefits as a % of net revenues	44%	44%	43%	35%	42%

———————————————
(1)	At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46, “Consolidation of Variable Interest Entities”. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2)	Represents the effects of the adoption of SFAS 123(R) in the first quarter of fiscal 2005.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
2

MORGAN STANLEY Quarterly Financial Information and Statistical Data (unaudited)

	Quarter Ended					Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04
Morgan Stanley
Total assets (millions) (1)	$656,898	$729,501	$745,033	$745,513	$802,210	22%	8%
Adjusted assets (millions) (2)	$428,470	$448,135	$465,105	$408,270	$447,221	4%	10%
Period end common shares outstanding (millions)	1,097.7	1,098.1	1,096.7	1,087.1	1,103.3	1%	1%
Book value per common share	$23.75	$24.59	$25.00	$25.95	$25.89	9%	—
Shareholders’ equity (millions) (3)	$28,961	$29,899	$30,317	$31,103	$31,394	8%	1%
Total capital (millions) (4)	$96,359	$100,127	$101,237	$110,793	$122,296	27%	10%
Worldwide employees	50,979	51,580	52,812	53,284	53,718	5%	1%

Average Daily 99%/One-Day Value-at-Risk (“VaR”) (5)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$42	$50	$52	$51	$66
Equity price	30	32	36	37	41
Foreign exchange rate	11	12	12	10	12
Commodity price	27	34	40	30	34
Aggregate trading VaR	$62	$72	$79	$80	$96

———————————————
(1)	Effective December 1, 2004, the Company offsets cash paid or received pursuant to credit support agreements (“cash collateral netting”) against its OTC derivatives inventory. Total assets as of November 30, 2004 have been restated to reflect cash collateral netting. Prior periods presented do not reflect such cash collateral netting.
(2)
Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. See page 20 for further information.

(3)	Includes common equity and junior subordinated debt issued to capital trusts.

(4)	Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.

(5)	99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company’s trading positions if the portfolio were held constant for a one day period. The Company’s VaR incorporates substantially all financial instruments generating market risk that are managed by the Company’s trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company’s VaR methodology, see Part II, Item 7A “Quantitative and Qualitative Disclosures about Market Risk” in the Company’s Form 10-K for fiscal 2004.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
3

MORGAN STANLEY Quarterly Institutional Securities Income Statement Information (unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04

Investment banking	$739	$891	$711	$667	$742	—	11%
Principal transactions:
Trading	1,691	1,923	565	828	1,730	2%	109%
Investments	16	136	38	79	55	*	(30%)
Commissions	505	527	462	504	503	—	—
Asset management, distribution and admin. fees	34	32	36	42	34	—	(19%)
Interest and dividends	3,225	3,151	4,831	5,160	5,265	63%	2%
Other	75	57	137	123	109	45%	(11%)

Total revenues	6,285	6,717	6,780	7,403	8,438	34%	14%
Interest expense	2,781	2,770	4,004	4,567	4,453	60%	(2%)

Net revenues	3,504	3,947	2,776	2,836	3,985	14%	41%

Total non-interest expenses	2,321	2,812	2,094	1,739	2,840	22%	63%

Income from continuing operations before losses
from unconsolidated investees, taxes,
dividends on preferred securities subject to
mandatory redemption and cumulative
effect of accounting change	1,183	1,135	682	1,097	1,145	(3%)	4%
Losses from unconsolidated investees	93	81	77	77	73	(22%)	(5%)
Div. on pref. sec. subject to mandatory redemption (1)	45	0	0	0	0	*	—

Income before taxes, discontinued operations and
cumulative effect of accounting change	$1,045	$1,054	$605	$1,020	$1,072	3%	5%

Pre-tax profit margin (2)	33%	29%	25%	39%	29%

———————————————
(1)	At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.

(2)	Income before taxes, discontinued operations and cumulative effect of accounting change, excluding losses from unconsolidated investees, as a % of net revenues.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
4

MORGAN STANLEY Quarterly Financial Information and Statistical Data Institutional Securities (unaudited)

	Quarter Ended					Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04

Advisory revenue (millions)	$232	$324	$310	$290	$254	9%	(12%)
Underwriting revenue (millions)
Equity	314	314	200	165	202	(36%)	22%
Fixed income	193	253	201	212	286	48%	35%

Total underwriting revenue	$507	$567	$401	$377	$488	(4%)	29%

Sales and trading net revenue (millions) (1)
Equity	1,105	1,113	883	966	1,214	10%	26%
Fixed income	1,651	1,828	1,186	890	1,996	21%	124%

Total equity and fixed income sales and trading net revenue	$2,756	$2,941	$2,069	$1,856	$3,210	16%	73%

	Fiscal View							Calendar View
	Quarter Ended (2)							Two Months Ended (2)
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005			Feb 29, 2004	Feb 28, 2005
Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$114.7	$73.0	$80.0	$63.9	$184.2			$104.6	$109.5
Market share	27.0%	20.7%	22.0%	15.3%	29.2%			31.8%	31.7%
Rank	3	4	3	7	3			3	3

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$58.6	$132.6	$139.2	$55.1	$41.6			$15.6	$29.3
Market share	21.3%	36.0%	30.0%	15.0%	15.3%			12.8%	17.7%
Rank	4	2	3	7	7			5	8

Global equity and related issues
Morgan Stanley global market volume (billions)	$16.2	$16.4	$9.3	$11.5	$13.8			$12.2	$8.9
Market share	11.5%	12.7%	8.9%	8.1%	11.5%			14.2%	13.0%
Rank	1	2	2	3	2			1	2

Global debt
Morgan Stanley global market volume (billions)	$90.4	$104.0	$90.5	$91.9	$80.8			$62.6	$67.3
Market share	7.1%	7.6%	7.6%	6.6%	6.2%			6.5%	6.8%
Rank	5	2	2	3	3			6	3

———————————————
(1)	Includes principal trading, commissions and net interest revenue.

(2)	Source: Thomson Financial, data as of March 9, 2005.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
5

MORGAN STANLEY Quarterly Financial Information and Statistical Data Institutional Securities (unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04

Loans
Investment grade	$0.5	$1.1	$0.8	$1.2	$1.5	*	25%
Non-investment grade	1.1	1.8	1.0	0.5	1.0	(9%)	100%

Total loans	$1.6	$2.9	$1.8	$1.7	$2.5	56%	47%

Commitments
Investment grade	$13.7	$16.5	$18.3	$19.0	$18.7	36%	(2%)
Non-investment grade	2.8	2.2	2.7	1.4	2.0	(29%)	43%

Total commitments	$16.5	$18.7	$21.0	$20.4	$20.7	25%	1%

Loans plus commitments
Investment grade	$14.2	$17.6	$19.1	$20.2	$20.2	42%	—
Non-investment grade	$3.9	$4.0	$3.7	$1.9	$3.0	(23%)	58%
% investment grade	78%	81%	84%	91%	87%
% non-investment grade	22%	19%	16%	9%	13%

Total loans and commitments	$18.1	$21.6	$22.8	$22.1	$23.2	28%	5%
Hedges (1)	$7.7	$9.1	$12.9	$11.6	$13.1	70%	13%
Total loans and commitments net of hedges	$10.4	$12.5	$9.9	$10.5	$10.1	(3%)	(4%)

———————————————

(1) Includes both internal and external hedges utilized by the lending business.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
6

MORGAN STANLEY Quarterly Individual Investor Group Income Statement Information (unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04
Investment banking	$77	$82	$64	$67	$71	(8%)	6%
Principal transactions:
Trading	141	141	130	106	120	(15%)	13%
Investments	4	(4)	(3)	(2)	(2)	(150%)	—
Commissions	385	336	281	325	329	(15%)	1%
Asset management, distribution and admin fees	492	530	536	480	581	18%	21%
Interest and dividends	93	95	103	118	135	45%	14%
Other	52	64	57	21	64	23%	*

Total revenues	1,244	1,244	1,168	1,115	1,298	4%	16%
Interest expense	33	35	44	44	60	82%	36%

Net revenues	1,211	1,209	1,124	1,071	1,238	2%	16%

Total non-interest expenses	1,045	1,077	1,102	1,020	885	(15%)	(13%)

Income before taxes and cumulative effect of accounting change	$166	$132	$22	$51	$353	113%	*

Pre-tax profit margin (1)	14%	11%	2%	5%	29%

———————————————
(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
7

MORGAN STANLEY Quarterly Financial Information and Statistical Data Individual Investor Group (unaudited)

	Quarter Ended					Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04
Global representatives	10,832	10,722	10,785	10,962	10,471	(3%)	(4%)

Annualized revenue per global representative (thousands) (1)	$442	$449	$418	$394	$462	5%	17%

Total client assets (billions)	$595	$579	$576	$602	$618	4%	3%
Fee-based client account assets (billions) (2)	$143	$145	$146	$157	$166	16%	6%
Fee-based assets as a % of client assets	24%	25%	25%	26%	27%

Client assets per global representative (millions) (3)	$55	$54	$53	$55	$59	7%	7%

Domestic retail locations	526	526	525	525	524	—	—

———————————————
(1)	Annualized revenue divided by average global representative headcount.

(2)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.

(3)	Total IIG client assets divided by period end global representative headcount.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
8

MORGAN STANLEY Quarterly Investment Management Income Statement Information (unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04
Investment banking	$13	$10	$8	$12	$11	(15%)	(8%)
Principal transactions:
Investments	9	59	90	90	64	*	(29%)
Commissions	7	8	7	5	7	—	40%
Asset management, distribution and admin fees	604	607	579	600	605	—	1%
Interest and dividends	2	1	3	2	3	50%	50%
Other	9	6	7	6	8	(11%)	33%

Total revenues	644	691	694	715	698	8%	(2%)
Interest expense	2	1	2	1	2	—	100%

Net revenues	642	690	692	714	696	8%	(3%)

Total non-interest expenses	472	481	475	483	409	(13%)	(15%)

Income before taxes and cumulative effect of accounting change	$170	$209	$217	$231	$287	69%	24%

Pre-tax profit margin (1)	27%	30%	31%	32%	41%

———————————————
(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
9

MORGAN STANLEY Quarterly Financial Information and Statistical Data Investment Management (unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04

Assets under management or supervision

Net flows
Retail	$0.5	$(0.6)	$(0.3)	$0.4	$(0.7)	*	*
Institutional	1.4	5.7	(0.2)	1.2	(7.3)	*	*

Net flows excluding money markets	1.9	5.1	(0.5)	1.6	(8.0)	*	*

Money markets	1.4	4.2	9.2	5.8	0.9	(36%)	(84%)

Assets under management or supervision by distribution channel
Retail	$200	$195	$194	$202	$201	1%	—
Institutional	180	189	200	222	226	26%	2%

Total	$380	$384	$394	$424	$427	12%	1%

Assets under management or supervision by asset class
Equity	$186	$182	$179	$200	$209	12%	5%
Fixed income	111	114	116	114	108	(3%)	(5%)
Money market	62	66	76	83	84	35%	1%
Other (1)	21	22	23	27	26	24%	(4%)

Total	$380	$384	$394	$424	$427	12%	1%

———————————————
(1)	Includes Alternative Investments.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
10

MORGAN STANLEY Quarterly Financial Information and Statistical Data Consolidated Assets Under Management or Supervision (unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04

Consolidated assets under management or supervision by distribution channel
Retail	$294	$290	$290	$305	$321	9%	5%
Institutional	211	220	229	251	255	21%	2%

Total (1)	$505	$510	$519	$556	$576	14%	4%

Consolidated assets under management or supervision by asset class
Equity	$231	$226	$224	$251	$272	18%	8%
Fixed income	124	128	130	130	123	(1%)	(5%)
Money market	65	70	80	87	88	35%	1%
Other (2)	85	86	85	88	93	9%	6%

Total (1)	$505	$510	$519	$556	$576	14%	4%

———————————————
(1)	Revenues and expenses associated with customer assets of $127 billion, $101 billion and $110 billion for fiscal 1Q05, fiscal 1Q04 and fiscal 4Q04, respectively, are included in the Company’s Individual Investor Group segment, and $22 billion, $24 billion and $22 billion for fiscal 1Q05, fiscal 1Q04 and fiscal 4Q04, respectively, are included in the Company’s Institutional Securities segment.

(2)	Includes Alternative Investments.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
11

MORGAN STANLEY Quarterly Credit Services Income Statement Information (unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04

Fees:
Merchant, cardmember and other	$337	$306	$349	$326	$308	(9%)	(6%)
Servicing	572	485	459	477	526	(8%)	10%
Other	5	16	(5)	1	2	(60%)	100%

Total non-interest revenues	914	807	803	804	836	(9%)	4%

Interest revenue	480	435	496	482	468	(3%)	(3%)
Interest expense	174	163	162	163	173	(1%)	6%

Net interest income	306	272	334	319	295	(4%)	(8%)

Provision for consumer loan losses	262	200	240	223	135	(48%)	(39%)

Net credit income	44	72	94	96	160	*	67%

Net revenues	958	879	897	900	996	4%	11%

Total non-interest expenses	593	581	567	621	616	4%	(1%)

Income before taxes and cumulative effect of accounting change	$365	$298	$330	$279	$380	4%	36%

Pre-tax profit margin (1)	38%	34%	37%	31%	38%

———————————————
(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
12

MORGAN STANLEY Quarterly Credit Services Income Statement Information (Managed loan basis) (unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:

	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04

Fees:
Merchant, cardmember and other	$519	$467	$499	$485	$479	(8%)	(1%)
Servicing	0	0	0	0	0	—	—
Other	35	16	(10)	9	59	69%	*

Total non-interest revenues	554	483	489	494	538	(3%)	9%

Interest revenue	1,524	1,450	1,422	1,407	1,416	(7%)	1%
Interest expense	350	337	337	368	420	20%	14%

Net interest income	1,174	1,113	1,085	1,039	996	(15%)	(4%)

Provision for consumer loan losses	770	717	677	633	538	(30%)	(15%)

Net credit income	404	396	408	406	458	13%	13%

Net revenues	958	879	897	900	996	4%	11%

Total non-interest expenses	593	581	567	621	616	4%	(1%)

Income before taxes and cumulative effect of accounting change	$365	$298	$330	$279	$380	4%	36%

Pre-tax profit margin (1)	38%	34%	37%	31%	38%

—————————————————
(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
13

MORGAN STANLEY Quarterly Financial Information and Statistical Data Credit Services (unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:

	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04		1Q05 vs. 4Q04

Total owned credit card loans
Period end	$15,850	$17,506	$18,471	$19,724	$18,908	19%		(4%)
Average	$17,880	$16,202	$17,787	$18,579	$19,210	7%		3%

Total managed credit card loans (1)(2)
Period end	$47,336	$46,828	$47,126	$48,261	$47,770	1%		(1%)
Average	$48,667	$46,929	$46,873	$47,090	$48,930	1%		4%
Interest yield	12.20%	11.88%	11.69%	11.59%	11.23%	(97	bp)	(36	bp)
Interest spread	9.35%	9.06%	8.83%	8.43%	7.79%	(156	bp)	(64	bp)
Transaction volume (billions)	$24.2	$24.4	$25.4	$25.7	$25.9	7%		1%
Accounts (millions)	45.9	46.0	46.0	46.2	46.0	—		—
Active accounts (millions)	20.3	19.9	19.6	19.7	19.5	(4%)		(1%)
Average receivables per avg. active account (actual $)	$2,360	$2,330	$2,381	$2,407	$2,476	5%		3%
Trans volume per avg. active account (actual $)	$1,173	$1,209	$1,290	$1,312	$1,311	12%		—
Net gain on securitization	$19	$(12)	$(14)	$(1)	$32	68%		*
Credit quality
Net charge-off rate	6.31%	6.48%	5.76%	5.45%	5.11%	(120	bp)	(34	bp)
Delinquency rate (over 30 days)	5.80%	4.88%	4.81%	4.55%	4.24%	(156	bp)	(31	bp)
Delinquency rate (over 90 days)	2.86%	2.40%	2.22%	2.18%	2.05%	(81	bp)	(13	bp)
Allowance for loan losses at period end	$985	$940	$939	$929	$840	(15%)		(10%)

International managed credit card loans (2)
Period end	$2,463	$2,409	$2,337	$2,571	$2,648	8%		3%
Average	$2,302	$2,411	$2,389	$2,372	$2,606	13%		10%
Accounts (millions)	1.2	1.2	1.2	1.3	1.4	17%		8%

Payment services (millions)
Discover network transaction volume	304	300	313	309	314	3%		2%
PULSE network transaction volume (3)	0	0	0	0	213	*		*

Total network transaction volume	304	300	313	309	527	73%		71%

Mortgages
Mortgage originations	$959	$1,380	$1,231	$1,046	$760	(21%)		(27%)

———————————————
(1)	Includes domestic and international credit card businesses.

(2)	Includes owned and securitized credit card loans.

(3)	Reflects volume subsequent to date of acquisition.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
14

MORGAN STANLEY Quarterly Intersegment Eliminations Income Statement Information (unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:

	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04

Investment banking	$0	$0	$0	$0	$(3)	*	*
Principal transactions:
Trading	0	0	0	0	0	—	—
Investments	0	0	0	0	0	—	—
Commissions	(29)	(25)	(17)	(17)	(15)	48%	12%
Asset management, distribution and admin. fees	(37)	(37)	(40)	(46)	(42)	(14%)	9%
Interest and dividends	(18)	(19)	(23)	(27)	(28)	(56%)	(4%)
Other	(8)	(13)	(7)	(9)	(9)	(13%)	—

Total revenues	(92)	(94)	(87)	(99)	(97)	(5%)	2%
Interest expense	(18)	(19)	(23)	(27)	(28)	(56%)	(4%)

Net revenues	(74)	(75)	(64)	(72)	(69)	7%	4%

Total non-interest expenses	(103)	(104)	(95)	(101)	(93)	10%	8%

Income before taxes	$29	$29	$31	$29	$24	(17%)	(17%)

————————————————
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
15

MORGAN STANLEY

The following (page 16) presents more detailed financial information regarding the results of operations for the combined Institutional Securities, Individual Investor Group and Investment Management businesses. The Company believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company’s results with those of other companies in the financial services industry that have securities and asset management businesses. The Company also provides this more detailed presentation for its credit services activities on a managed basis (page 17) in order to facilitate comparisons to other credit card issuers.

MORGAN STANLEY Quarterly Institutional Securities, Individual Investor Group and Investment Management (1) Combined Income Statement Information (unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:

	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04

Investment banking	$829	$983	$783	$746	$824	(1%)	10%
Principal transactions:
Trading	1,832	2,064	695	934	1,850	1%	98%
Investments	29	191	125	167	117	*	(30%)
Commissions	868	846	733	817	824	(5%)	1%
Asset management, distribution and administration fees	1,093	1,132	1,111	1,076	1,178	8%	9%
Interest and dividends	3,314	3,241	4,929	5,270	5,395	63%	2%
Other	130	117	196	143	173	33%	21%

Total revenues	8,095	8,574	8,572	9,153	10,361	28%	13%
Interest expense	2,810	2,800	4,042	4,602	4,507	60%	(2%)

Net revenues	5,285	5,774	4,530	4,551	5,854	11%	29%

Compensation and benefits	2,514	2,725	2,155	1,711	2,641	5%	54%
Occupancy and equipment	179	185	205	193	308	72%	60%
Brokerage, clearing and exchange fees	224	237	231	240	260	16%	8%
Information processing and communications	234	232	242	258	258	10%	—
Marketing and business development	111	137	143	161	113	2%	(30%)
Professional services	253	291	334	401	314	24%	(22%)
Other	222	462	268	179	402	81%	125%
September 11th related insurance recoveries, net	0	0	0	0	(251)	*	*

Total non-interest expenses	3,737	4,269	3,578	3,143	4,045	8%	29%

Income from continuing operations before losses
from unconsolidated investees, taxes,
dividends on preferred securities subject to
mandatory redemption and cumulative
effect of accounting change	1,548	1,505	952	1,408	1,809	17%	28%
Losses from unconsolidated investees	93	81	77	77	73	(22%)	(5%)
Div. on pref. sec. subject to mandatory redemption (2)	45	0	0	0	0	*	—

Income before taxes, discontinued operations and cumulative effect of accounting change	$1,410	$1,424	$875	$1,331	$1,736	23%	30%

Compensation and benefits as a % of net revenues	48%	47%	48%	38%	45%
Non-compensation expenses as a % of net revenues	23%	27%	31%	32%	24%
Pre-tax profit margin (3)	28%	26%	21%	31%	31%

Number of employees (4)	37,455	38,058	39,494	39,639	39,641	6%	—

———————————————
(1)	Includes the elimination of intersegment activity between Institutional Securities, Individual Investor Group and Investment Management.

(2)	At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.

(3)	Income before taxes, discontinued operations and cumulative effect of accounting change, excluding losses from unconsolidated investees, as a % of net revenues.

(4)	Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure / Company areas.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
16

MORGAN STANLEY Quarterly Credit Services Income Statement Information (Managed loan basis) (unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:

	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	1Q05 vs. 1Q04	1Q05 vs. 4Q04

Fees:
Merchant, cardmember and other	$519	$467	$499	$485	$479	(8%)	(1%)
Servicing	0	0	0	0	0	—	—
Other	35	16	(10)	9	59	69%	*

Total non-interest revenues	554	483	489	494	538	(3%)	9%

Interest revenue	1,524	1,450	1,422	1,407	1,416	(7%)	1%
Interest expense	350	337	337	368	420	20%	14%

Net interest income	1,174	1,113	1,085	1,039	996	(15%)	(4%)

Provision for consumer loan losses	770	717	677	633	538	(30%)	(15%)

Net credit income	404	396	408	406	458	13%	13%

Net revenues	958	879	897	900	996	4%	11%

Compensation and benefits	198	198	192	187	220	11%	18%
Occupancy and equipment	21	21	23	22	25	19%	14%
Information processing and communications	86	86	84	88	84	(2%)	(5%)
Marketing and business development	143	126	136	172	146	2%	(15%)
Professional services	65	65	66	74	69	6%	(7%)
Other	80	85	66	78	72	(10%)	(8%)

Total non-interest expenses	593	581	567	621	616	4%	(1%)

Income before taxes and cumulative effect of accounting change	$365	$298	$330	$279	$380	4%	36%

Compensation and benefits as a % of net revenues	21%	23%	21%	21%	22%
Non-compensation expenses as a % of net revenues	41%	44%	42%	48%	40%
Pre-tax profit margin (1)	38%	34%	37%	31%	38%

Number of employees	13,524	13,522	13,318	13,645	14,077	4%	3%

———————————————
(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
17

MORGAN STANLEY

The following (pages 18 - 19) present a reconciliation for certain information disclosed on pages 13, 14 and 17.

The data is presented on both a “managed” loan basis and as reported under generally accepted accounting principles (“owned” loan basis). Managed loan data assume that the Company’s securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company’s owned loans. The Company operates its Credit Services business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

MORGAN STANLEY Quarterly Financial Information and Statistical Data (1) (unaudited, dollars in millions)

	Quarter Ended Feb 28, 2005

						Delinquency Rate

General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days

Owned	$18,908	$19,210	9.07%	5.21%	4.62%	3.75%	1.81%
Securitized	28,862	29,720	12.63%	9.44%	5.43%	4.55%	2.20%

Managed	$47,770	$48,930	11.23%	7.79%	5.11%	4.24%	2.05%

	Quarter Ended Nov 30, 2004

						Delinquency Rate

General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days

Owned	$19,724	$18,579	9.69%	5.85%	5.01%	4.08%	1.97%
Securitized	28,537	28,511	12.82%	10.06%	5.74%	4.87%	2.34%

Managed	$48,261	$47,090	11.59%	8.43%	5.45%	4.55%	2.18%

	Quarter Ended Aug 31, 2004

						Delinquency Rate

General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days

Owned	$18,471	$17,787	10.45%	6.54%	5.36%	4.35%	2.01%
Securitized	28,655	29,086	12.44%	10.15%	6.01%	5.10%	2.35%

Managed	$47,126	$46,873	11.69%	8.83%	5.76%	4.81%	2.22%

	Quarter Ended May 31, 2004

						Delinquency Rate

General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days

Owned	$17,506	$16,202	9.93%	5.67%	6.02%	4.37%	2.15%
Securitized	29,322	30,727	12.91%	10.77%	6.73%	5.18%	2.55%

Managed	$46,828	$46,929	11.88%	9.06%	6.48%	4.88%	2.40%

	Quarter Ended Feb 29, 2004

						Delinquency Rate

General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days

Owned	$15,850	$17,880	10.13%	6.08%	5.81%	5.17%	2.54%
Securitized	31,486	30,787	13.40%	11.20%	6.60%	6.11%	3.01%

Managed	$47,336	$48,667	12.20%	9.35%	6.31%	5.80%	2.86%

—————————————————
(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
18

MORGAN STANLEY Quarterly Reconciliation of Managed Income Statement Data (1) (unaudited, dollars in millions)

	Quarter Ended

	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005

Merchant, cardmember and other fees:
Owned	$337	$306	$349	$326	$308
Securitization adjustment	182	161	150	159	171

Managed	$519	$467	$499	$485	$479

Servicing fees:
Owned	$572	$485	$459	$477	$526
Securitization adjustment	(572)	(485)	(459)	(477)	(526)

Managed	$—	$—	$—	$—	$—

Other:
Owned	$5	$16	$(5)	$1	$2
Securitization adjustment	30	0	(5)	8	57

Managed	$35	$16	$(10)	$9	$59

Interest revenue:
Owned	$480	$435	$496	$482	$468
Securitization adjustment	1,044	1,015	926	925	948

Managed	$1,524	$1,450	$1,422	$1,407	$1,416

Interest expense:
Owned	$174	$163	$162	$163	$173
Securitization adjustment	176	174	175	205	247

Managed	$350	$337	$337	$368	$420

Provision for consumer loan losses:
Owned	$262	$200	$240	$223	$135
Securitization adjustment	508	517	437	410	403

Managed	$770	$717	$677	$633	$538

———————————————
(1)	The tables provide a reconciliation of certain managed and owned basis income statement data (merchant, cardmember and other fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
19

MORGAN STANLEY

The following (page 20) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company’s overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders’ equity of the amount of equity used to support goodwill and intangible assets, as the Company does not view this amount of equity as available to support its risk capital needs.

MORGAN STANLEY Quarterly Reconciliation of Adjusted Assets (unaudited, dollars in millions, except ratios)

	Quarter Ended

	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005

Total assets (1)	$656,898	$729,501	$745,033	$745,513	$802,210

Less: Securities purchased under agreements to resell	(76,755)	(96,042)	(92,816)	(123,041)	(143,462)
Securities borrowed	(179,288)	(202,412)	(202,863)	(208,349)	(207,985)
Add: Financial instruments sold, not yet purchased (1)	129,711	130,440	132,618	111,315	119,913
Less: Derivative contracts sold, not yet purchased (1)	(43,857)	(41,615)	(39,425)	(43,540)	(37,389)

Subtotal	486,709	519,872	542,547	481,898	533,287
Less: Segregated customer cash and securities balances	(16,935)	(29,918)	(35,194)	(26,534)	(26,461)
Assets recorded under certain provisions of SFAS No.140 and FIN 46	(39,756)	(40,279)	(40,057)	(44,895)	(57,042)
Goodwill and intangible assets	(1,548)	(1,540)	(2,191)	(2,199)	(2,563)

Adjusted assets	$428,470	$448,135	$465,105	$408,270	$447,221

Shareholders’ equity	$26,064	$27,002	$27,420	$28,206	$28,561
Junior subordinated debt issued to capital trusts (2)	2,897	2,897	2,897	2,897	2,833

Subtotal	28,961	29,899	30,317	31,103	31,394
Less: Goodwill and intangible assets	(1,548)	(1,540)	(2,191)	(2,199)	(2,563)

Tangible shareholders’ equity	$27,413	$28,359	$28,126	$28,904	$28,831

Leverage ratio (3)	24.0x	25.7x	26.5x	25.8x	27.8x

Adjusted leverage ratio (4)	15.6x	15.8x	16.5x	14.1x	15.5x

———————————————
(1)	Effective December 1, 2004, the Company offsets cash paid or received pursuant to credit support agreements (“cash collateral netting”) against its OTC derivatives inventory. Total assets as of November 30, 2004 have been restated to reflect cash collateral netting. Prior periods presented do not reflect such cash collateral netting.

(2)	The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (final maturity at issuance of thirty years extendable at the Company’s option by a further nineteen years), the Company’s ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.

(3)	Leverage ratio equals total assets divided by tangible shareholders’ equity.

(4)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders’ equity.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.

Refer to Legal Notice page 21.
20

MORGAN STANLEY Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s first quarter earnings press release issued March 17, 2005.

21